                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           ROCKY SHOES & BOOTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            ROCKY SHOES & BOOTS, INC.
                              39 East Canal Street
                             Nelsonville, Ohio 45764

                                                                   April 6, 2004

Dear Shareholder:

         I am pleased to invite you to the Annual Meeting of Shareholders of Rocky Shoes & Boots, Inc. to be held on Tuesday, May 11, 2004, at 4:00 p.m., at Stuarts Opera House, located at 34 Public Square, Nelsonville, Ohio. Parking is available in Nelsonville at Rocky Shoes & Boots, Inc., at 39 East Canal Street, and directions and transportation to Stuarts Opera House will be available. We look forward to meeting all of our shareholders who are able to attend.

         At the Annual Meeting, you will be asked to elect Class II Directors and to approve and adopt the Company's 2004 Stock Incentive Plan. A copy of the Proxy Statement and the proxy card are enclosed.

         It is very important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, please sign, date, and return your proxy card in the enclosed envelope at your earliest convenience. If you attend the meeting, you may vote in person if you wish, and your proxy will not be used.

         Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

                                   Sincerely,

                                   Mike Brooks
                                   Chairman, President, and
                                   Chief Executive Officer

                            ROCKY SHOES & BOOTS, INC.
                              39 East Canal Street
                             Nelsonville, Ohio 45764

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                   April 6, 2004

To Our Shareholders:

         The Annual Meeting of Shareholders of Rocky Shoes & Boots, Inc. will be held at Stuarts Opera House, located at 34 Public Square, Nelsonville, Ohio, on Tuesday, May 11, 2004, at 4:00 p.m. local time, for the following purposes:

                  (1) To elect three Class II Directors of the Company, each to serve for a two-year term expiring at the 2006 Annual Meeting of Shareholders.

                  (2) To approve and adopt the Company's 2004 Stock Incentive Plan.

                  (3) To transact any other business which may properly come before the meeting or any adjournment thereof.

         Owners of record of common stock of the Company at the close of business on March 19, 2004, will be entitled to vote at the meeting.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of the Company and representatives of its independent public accountants will be present to answer your questions and to discuss its business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

                                   By Order of the Board of Directors,

                                   Curtis A. Loveland
                                   Secretary

                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                            ROCKY SHOES & BOOTS, INC.
                              39 East Canal Street
                             Nelsonville, Ohio 45764

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 2004

         This Proxy Statement is furnished to the shareholders of Rocky Shoes & Boots, Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 11, 2004, and at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and the enclosed proxy will be first sent or given to the Company's shareholders on approximately April 6, 2004.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, or personal interview.

         The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company before the meeting. The proxy will be voted FOR the nominees for director named herein, FOR the approval and adoption of the 2004 Stock Incentive Plan, and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Shareholders who attend the meeting may vote in person and their proxies will not be used.

         Holders of record of common stock of the Company at the close of business on March 19, 2004, will be entitled to vote at the Annual Meeting. At that time, the Company had 4,528,976 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

         The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors and ratification of independent public accountants.

         The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect. Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the common stock present and entitled to vote on the matter. For purposes of determining the number of shares of common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

                              ELECTION OF DIRECTORS

         The Company's Code of Regulations provides for a classified board of directors with two classes. Each class of directors consists, as nearly as practical, of one-half of the total number of directors. The total number of authorized directors has been fixed by the Board of Directors at seven. The Board of Directors proposes the election of two new Class II Directors and the re-election of one of the incumbent Class II Directors to continue his service as a Class II Director at the 2004 Annual Meeting of Shareholders. The four incumbent Class I Directors will continue in office. The nominees for Class II Directors, if elected, will serve for a two-year term expiring at the 2006 Annual Meeting of Shareholders.

         Curtis A. Loveland is currently a Class II Director of the Company and is being nominated by the Board of Directors for re-election as a Class II Director. Leonard L. Brown and Robert D. Rockey are currently Class II Directors of the Company; however, each is retiring from the Board of Directors effective as of the date of the Annual Meeting. Michael L. Finn and G. Courtney Haning are being nominated by the Board of Directors for election as Class II Directors to fill the vacancies that will be created by the retirement of Messrs. Brown and Rockey.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Finn, Haning, and Loveland as Class II Directors. In the event that any of the nominees for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Company's Code of Regulations, or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth for each nominee and each continuing director of the Company, such person's name, age, the year in which he became a director of the Company, and his position with the Company and the Company's subsidiaries, Five Star Enterprises Ltd. ("Five Star"), Lifestyle Footwear, Inc. ("Lifestyle"), and Rocky Canada, Inc. ("Rocky Canada"):

                               CLASS II DIRECTORS
                        (NOMINEES - TERMS EXPIRE IN 2006)

                                DIRECTOR
      NAME              AGE      SINCE                    POSITION
------------------     -----    --------   --------------------------------------
Michael L. Finn          60                Nominee for Director of the Company

G. Courtney Haning       55                Nominee for Director of the Company

Curtis A. Loveland       57      1993      Director and Secretary of the Company;
                                           Secretary of Five Star, Lifestyle,
                                           and Rocky Canada

                                CLASS I DIRECTORS
                            (TERMS TO EXPIRE IN 2005)

                                DIRECTOR
      NAME              AGE      SINCE                    POSITION
------------------     -----    --------   --------------------------------------
Mike Brooks              57      1992      Director, Chairman, President, and
                                           Chief Executive Officer of the Company,
                                           Five Star, Lifestyle, and Rocky Canada

Glenn E. Corlett         60      2000      Director of the Company

Harley E. Rouda, Jr.     42      2003      Director of the Company

James L. Stewart         71      1996      Director of the Company

         Michael L. Finn has served as President of Central Power Systems, a wholesale distributor in Columbus, Ohio, since 1985, and President of Chesapeake Realty Co., a real estate development and management company in Columbus, Ohio, since 1970.

         G. Courtney Haning has served as Chairman, President and Chief Executive Officer of Peoples National Bank, a community bank in New Lexington, Ohio, since January 1991.

         Curtis A. Loveland has served as Secretary of the Company since October 1992, of Five Star and Lifestyle since December 1992, and of Rocky Canada since July 2003. Mr. Loveland has been a practicing attorney for 31 years and has been a partner in the law firm of Porter, Wright, Morris & Arthur LLP, Columbus, Ohio since 1979. Mr. Loveland also serves on the Board of Directors of Applied Innovation Inc., a telecommunications products manufacturer.

         Mike Brooks has served as Chairman, President, and Chief Executive Officer of the Company since August 1991. Mr. Brooks has served as Chairman, President, and Chief Executive Officer of Rocky Canada since July 2003. Mr. Brooks also has served Lifestyle as President since November 1988 and as Chairman and Chief Executive Officer since December 1992, and Five Star as President since March 1987, as Chairman since August 1991, and as Chief Executive Officer since December 1992. Mr. Brooks is a pattern engineering and shoe design graduate of the Ars Satoria in Milan, Italy. After employment with U.S. Shoe Corporation and various tanning companies, Mr. Brooks returned to the family shoe business in Nelsonville, Ohio, in 1975, serving first as Manager of Product Development and a national salesman and then, in 1984, becoming President. He has been a director of American Apparel and Footwear Association (f/k/a Footwear Industries of America) since April 1986 and currently serves on the Executive Board of that organization.

         Glenn E. Corlett has been Dean and Philip J. Gardner, Jr. Leadership Professor of the College of Business at Ohio University, Athens, Ohio, since July 1997. From 1993 to 1996, Mr. Corlett was Executive Vice President and Chief Operating Officer of N.W. Ayer & Partners, an international advertising agency, headquartered in New York, New York. Mr. Corlett also served as Chief Financial Officer of N.W. Ayer & Partners from 1990 to 1995. Prior to joining N.W. Ayer & Partners, Mr. Corlett had a long history with Price Waterhouse where he was partner-in-charge for mergers and acquisitions in New York from 1988 to 1990; tax partner-in-charge in Denver from 1984 to 1988 and in Cleveland from 1979 to 1984; and held partner and staff positions from 1971 to 1979. Mr. Corlett also serves on the Board of Directors of Pubco Corp., a company with a printer supplies business and a construction products business, and Grange Insurance, a mutual insurance company.

         Harley E. Rouda, Jr. has served as Chief Executive Officer and General Counsel of Real Living, Inc., an independently-owned residential real estate firm headquartered in Columbus, Ohio, since February 2002. He has also served as Chief Executive Officer and General Counsel of HER Realtors, a Columbus based real estate firm, since May 1999 and May 1997, respectively. Prior to serving as Chief Executive Officer, Mr. Rouda served as President of HER Realtors from May 1996 until May 1999.

         James L. Stewart has served as the proprietor of Rising Wolf Ranch, Inc., East Glacier, Montana, a summer resort and a winter rehabilitation center for teenage boys involved with drug abuse. Mr. Stewart also consults for various retail and catalog companies. Between 1984 and 1991, Mr. Stewart served as the President and CEO of Dunns Inc. and as the Vice President and General Manager of Gander Mountain Inc. Before that time, he served Sears Roebuck & Co. for 28 years.

            INFORMATION CONCERNING THE DIRECTORS, EXECUTIVE OFFICERS,
                           AND PRINCIPAL SHAREHOLDERS

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

         The Board of Directors of the Company held a total of seven meetings during 2003. During 2003, each of the directors attended 75% or more of the total number of (i) meetings of the Board, and (ii) meetings of committees of the Board on which such director served.

         Upon consideration of the criteria and requirements regarding director independence set forth in the rules of the National Association of Securities Dealers, Inc. ("NASD"), the Board of Directors has determined that a majority of its members are independent. Specifically, the Board has determined that each of Messrs. Brown, Corlett, Loveland, Rockey, Rouda, and Stewart meet the standards of independence established by NASD Rule 4200(a)(15). Furthermore, the Board has determined that, if elected at the Annual Meeting, each of Messrs. Finn and Haning will meet the standards of independence established by NASD Rule 4200(a)(15).

         The Company has a standing Audit Committee and Stock Option and Compensation Committee. The members of the Audit Committee are Messrs. Corlett (Chairman), Brown, and Loveland. In March 2004, the Board of Directors appointed Messrs. Corlett (Chairman), Rouda, and, if elected at the Annual Meeting, Mr. Haning, as members of the Audit Committee, effective as of May 11, 2004. The Board of Directors has determined that each of Messrs. Corlett and Rouda are, and if elected at the Annual Meeting, Mr. Haning will be, independent as independence is defined in NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and that the Audit Committee will meet the composition requirements of NASD Rule 4350(d)(2) as of May 11, 2004. The Board of Directors has determined that Mr. Corlett meets the requirements of a "financial expert" as set forth in Section 401(h) of Regulation S-K promulgated by the SEC.

         The Audit Committee met nine times during 2003. The Audit Committee oversees and monitors management's and the independent auditors' participation in the accounting and financial reporting processes and the audits of the financial statements of the Company. The Audit Committee has the responsibility to appoint, compensate, retain and oversee the work of the independent auditors and to consult with the independent auditors on matters relating to the scope of the audit, any non-audit assignments and related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures, and the adequacy of the Company's internal control procedures. The Audit Committee is governed by an Amended and Restated Audit Committee Charter, which was adopted on March 4, 2004, to be effective as of May 11, 2004 (the "Audit Committee Charter"). A copy of the Audit Committee Charter is attached hereto as Appendix A. The audit committee report relating to the 2003 fiscal year appears on pages 19 and 20.

         During 2003 the members of the Stock Option and Compensation Committee were Messrs. Stewart (Chairman), Brown, and Rockey. In March 2004, the Board of Directors appointed Messrs. Rouda (Chairman), Stewart, and, if elected at the Annual Meeting, Mr. Finn, as members of the Stock Option and Compensation Committee, effective May 11, 2004. The Board of Directors has determined that each of Messrs. Rouda and Stewart are and, if elected at the Annual Meeting, Mr. Finn will be, independent as independence is defined in NASD Rule 4200(a)(15).

         The Stock Option and Compensation Committee met five times during 2003. This Committee administers the 1995 Stock Option Plan and recommends to the Board of Directors compensation for the Company's executive officers. The Stock Option and Compensation Committee report relating to the 2003 fiscal year appears on pages 16 and 17.

         Due to the limited size, and lack of turnover in, the Company's Board of Directors, the Board of Directors historically determined that it was not necessary to establish a nominating committee. In March 2004, the Board of Directors formed a Nominating and Corporate Governance Committee, effective May 11, 2004. The members of the Nominating and Corporate Governance Committee will be Messrs. Loveland (Chairman), Corlett, and, if elected at the Annual Meeting, Mr. Finn. The Board of Directors has determined each of Messrs. Loveland and Corlett are, and if elected at the Annual Meeting, Mr. Finn will be, independent as independence is defined in NASD Rule 4200(a)(15). The Nominating and Corporate Governance Committee Charter was adopted by the Company's Board of Directors in March 2004, to be effective as of May 11, 2004, and will be posted on the

Company's website at www.rockyboots.com by May 11, 2004, the effective date of the Nominating and Corporate Governance Committee's formation.

         Should Messrs. Finn and Haning not be elected at the Annual Meeting on May 11, 2004, the Board of Directors will appoint other Board members, who meet the standards of independence established by NASD Rule 4200(a)(15), and Rule 10a-3(b)(1) of the Securities Exchange Act if appointed to the Audit Committee, to the various Committees of the Board of Directors.

         The Nominating and Corporate Governance Committee will oversee the director nomination process. The Nominating and Corporate Governance Committee will have the responsibility to identify and recommend individuals qualified to become directors. When considering potential candidates, the Nominating and Corporate Governance Committee will review the candidate's character, judgment, skills, including financial literacy, and experience in the context of the needs of the Board of Directors. The Company generally does not pay any third parties to identify or evaluate, or assist in identifying or evaluating, potential nominees. Michael L. Finn and G. Courtney Haning, each a first-time nominee for director, were recommended by a non-management director and Chief Executive Officer of the Company, respectively, and considered and approved by the Board for recommendation to the shareholders for election.

         Upon its formation, the Nominating and Corporate Governance Committee will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by the Nominating and Corporate Governance
Committee:

         - such recommendations must be provided to the Nominating and Corporate Governance Committee c/o Rocky Shoes & Boots, Inc., 39 East Canal Street, Nelsonville, Ohio 45764, in writing at least 120 days prior to the date of the next scheduled annual meeting;

         - the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and

         - the shareholder must described the qualifications, attributes, skills, or other qualities of the recommended director candidate.

The Nominating and Corporate Governance Committee also will have the responsibility to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to administer and oversee the Company's Code of Business Conduct and Ethics.

         The Company's Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors, or to any Director in particular, c/o Rocky Shoes & Boots, Inc., 39 East Canal Street, Nelsonville, Ohio 45764. Any correspondence addressed to the Board of Directors, or to any one of the Company's Directors in care of our offices is forwarded to the addressee without review by management.

         It is the Company's expectation that all members of the Board of Directors attend the Annual Meeting of Shareholders. All member of the Company's Board of Directors were present at the Company's 2003 Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

         The Company compensates each director who is not an officer or employee of the Company in cash at a rate of $1,500 per Board meeting, plus $750 for each committee meeting which does not occur on the same day as a Board meeting. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with the Board or committee meetings. On January 2, 2003, the Company granted each independent director an annual retainer payable in shares of restricted stock valued at $10,000. Accordingly, 1,908 shares of restricted stock were issued to each of Messrs. Stewart, Brown, Loveland, Corlett and Rockey, based on a stock price of $5.24 per share. Mr. Rouda was granted 230 shares of restricted stock, valued at $2,500 based on a stock price of $10.85 on August 15, 2003. All such shares are fully vested, but not saleable in the public markets until one year from the date of grant. In addition, pursuant to the Company's 1995 Stock Option Plan, each of the independent directors is granted an option to purchase 5,000 shares of the Company's common stock each year. The exercise price of such options equals 100% of the fair market value of the shares on the date of grant. The options are not exercisable until a period of one year from the date of grant and terminate on the sixth anniversary of the date of grant. Accordingly, on January 2, 2003, nonqualified options to purchase 5,000 shares of common stock were granted to each of Messrs. Stewart, Brown, Loveland, Corlett and Rockey at an exercise price of $5.24 per share. These nonqualified options became exercisable on January 2, 2004 and expire on January 2, 2008.

EXECUTIVE OFFICERS

         In addition to Mike Brooks, the following individuals are executive officers of the Company:

         David Sharp, 48, serves as Executive Vice President and Chief Operating Officer. He served as Senior Vice President - Sales and Operations from June 2001 until March 2002, as Vice President of Sales and Marketing from October 2000 until June 2001, and as Vice President of Manufacturing Operations and Marketing from June 2000 until October 2000. Mr. Sharp has served as Executive Vice President and Chief Operating Officer of Five Star and Lifestyle since August 2003 and of Rocky Canada since July 2003. Prior to that time, he served as Senior Vice President - Sales and Operations of Five Star and Lifestyle from February 2002 until August 2003. Prior to joining the Company, from September 1994 until October 1999, Mr. Sharp served in various capacities, including Vice President and General Manager, of an operating division of H.H. Brown, Inc., a wholly owned subsidiary of Berkshire-Hathaway, Inc., engaged in the footwear business. Mr. Sharp also has held various senior sales and marketing positions at Acme Boot Co., Inc. and Converse, Inc. from June 1991 until September 1994.

         James E. McDonald, 43, joined the Company in June 2001 and serves as Vice President and Chief Financial Officer. He has also served as Treasurer since June 2003. Mr. McDonald has served as Vice President and Chief Financial Officer of Five Star and Lifestyle since February 2002 and of Rocky Canada since July 2003. He has served as Treasurer of Five Star and Lifestyle since August 2003 and Rocky Canada since July 2003. Prior to joining the Company, from July 1996 until June 2001, Mr. McDonald served as Chief Financial Officer for two operating divisions of H.H. Brown, Inc., a wholly owned subsidiary of Berkshire-Hathaway, Inc., engaged in the footwear business. Mr. McDonald also served as Controller of Wright's Knitwear Corporation, a privately held manufacturer of apparel.

         Officers are elected annually by the Board of Directors and serve at its discretion. There are no family relationships among directors and executive officers of the Company.

OWNERSHIP OF COMMON STOCK BY MANAGEMENT

         The following table sets forth information regarding beneficial ownership of the Company's common stock by each nominee for director, each director, each of the Company's executive officers named in the Summary Compensation Table, and the directors and executive officers of the Company as a group as of February 29, 2004:

                                     NUMBER OF SHARES BENEFICIALLY     PERCENT OF
              NAME                              OWNED(1)                CLASS(1)
---------------------------------    -----------------------------     ----------
Mike Brooks                                      437,455 (2)                 9.7%
Leonard L. Brown                                  34,837 (2)(3)                 *
Glenn E. Corlett                                  21,587 (2)(3)                 *
Michael L. Finn                                        0 (4)                    *
David S. Fraedrich                                    -- (5)                  --
G. Courtney Haning                                     0 (4)                    *
James E. McDonald                                 27,500 (2)                    *
Curtis A. Loveland                                65,087 (2)(3)              1.5%
Robert D. Rockey                                  22,837 (2)(3)                 *
Harley E. Rouda                                      676 (2)(3)                 *
David Sharp                                       53,250 (2)                 1.2%
James L. Stewart                                  33,087 (2)(3)                 *
All Directors and Executive                      696,316 (2)                15.0%
  Officers as a Group (9 persons)

------------------

*        indicates less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 29, 2004, plus the number of shares such person has the right to acquire within 60 days of February 29, 2004.

(2) Includes 87,750 shares of common stock for Mr. Brooks, 25,000 shares of common stock for Mr. Brown, 17,500 shares of common stock for Mr. Corlett, 25,000 shares of common stock for Mr. Loveland, no shares of common stock for Mr. McDonald, 18,750 shares of common stock for Mr. Rockey, no shares of common stock for Mr. Rouda, 23,250 shares of common stock for Mr. Sharp, no shares of common stock for Mr. Stewart, and 197,250 shares of common stock for all directors and executive officers as a group, which could be acquired under stock options exercisable within 60 days of February 29, 2004.

(3) Includes 446 restricted shares of common stock to which each of Messrs. Brown, Corlett, Loveland, Rockey, Rouda, and Stewart has a right to acquire within 60 days of February 29, 2004, as payment of an annual retainer. The restricted shares are fully vested upon grant, but are not tradable until January 2, 2005.

(4)      Nominee for election as Class II Director.

(5)      Mr. Fraedrich died on June 14, 2003.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         The following table sets forth information relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock.

                                     NUMBER OF SHARES
            NAME OF                   OF COMMON STOCK        PERCENT OF
       BENEFICIAL OWNER            BENEFICIALLY OWNED(1)      CLASS(1)
------------------------------     ---------------------     ----------
Mike Brooks                               437,455 (2)            9.7%
c/o Rocky Shoes & Boots, Inc.
39 East Canal Street
Nelsonville, Ohio 45764

Dimensional Fund Advisors Inc.            239,200 (3)            5.7%
1299 Ocean Avenue
Santa Monica, California 90401

Fleet Boston Corporation                  236,000 (4)            5.6%
One Federal Street
Boston, Massachusetts 02110

----------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 29, 2004 (unless otherwise noted), plus the number of shares such person has the right to acquire within 60 days of February 29, 2004.

(2) Includes 87,750 shares of common stock for Mike Brooks which could have been acquired under stock options exercisable within 60 days of February 29, 2004.

(3) Based on information filed on Schedule 13G with the Securities and Exchange Commission on February 6, 2004.

(4) Based on information filed on Schedule 13G with the Securities and Exchange Commission on February 13, 2004.

EXECUTIVE COMPENSATION

              The following table sets forth certain information regarding compensation paid during each of the Company's last three complete fiscal years to the Company's Chief Executive Officer and the only other executive officers of the Company whose combined salary and bonus exceeded $100,000 for 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                       ANNUAL COMPENSATION      COMPENSATION
           NAME AND                 FISCAL YEAR     ------------------------    ------------          ALL OTHER
      PRINCIPAL POSITION               ENDED          SALARY         BONUS       OPTIONS (#)        COMPENSATION
-------------------------------     -----------     ----------     ---------     -----------     ------------------
Mike Brooks(1)                       12/31/03       $  250,000     $ 231,000        15,000       $105,270 (2)(4)
Chairman, President, and
Chief Executive Officer of           12/31/02       $  250,000     $  52,500        20,000       $ 33,012 (2)(3)(4)
the Company, Five Star,
Lifestyle, and Rocky Canada          12/31/01       $  210,000     $  72,823        12,000       $ 33,007 (2)(3)

David Fraedrich(1)(5)                12/31/03       $  102,083     $ 100,800        10,000       $ 17,157 (2)(4)
Senior Vice President and
Treasurer of the Company,            12/31/02       $  175,000     $  20,000        10,000       $ 24,652 (2)(3)(4)
Five Star, and Lifestyle
                                     12/31/01       $  175,000     $  38,500        12,000       $ 24,907 (2)(3)

David Sharp                          12/31/03       $  210,000     $ 131,000        13,000       $ 15,123 (4)
Executive Vice President and
Chief Operating Officer of the       12/31/02       $  200,000     $  36,000        10,000       $ 16,500 (4)
Company, Five Star, Lifestyle,
and Rocky Canada                     12/31/01       $  175,000     $  38,500        20,000       $      0

James E. McDonald(7)                 12/31/03       $  173,500     $  96,000        10,000       $      0
Vice President, Chief
Financial Officer, and               12/31/02       $  165,000     $  18,000        10,000       $ 23,400 (6)
Treasurer of the Company,
Five Star, Lifestyle, and Rocky      12/31/01       $   85,673     $  17,135        40,000       $      0
Canada

------------------

(1) The Company has entered into employment agreements with Messrs. Brooks and Fraedrich (See "Employment Agreements" below).

(2) The Company has also entered into deferred compensation agreements with Messrs. Brooks and Fraedrich (individually, an "Employee"). Each agreement provides that certain benefits will be paid to the Employee or a designated beneficiary upon retirement, death, or termination of employment with the Company (or an affiliate). Under the agreements, the Employee qualifies for the benefits after 15 years of service with the Company or a predecessor corporation. If the Employee retires after age 65, the Employee or his beneficiary will receive monthly payments ranging from $1,250 to $2,500 for a ten-year period commencing 90 days after retirement. If the Employee dies prior to age 55, but after qualifying for the benefits, the Employee's beneficiary will receive $17,250 annually for ten years. If the Employee dies after age 55, but before age 65, the beneficiary will receive the greater of $17,250 annually or the amount the Employee would have received had he terminated his employment after age 65, reduced by an amount equal to 5/9ths of one percent times the number of months remaining before the Employee would have reached age 65. If the Employee terminates his employment with the Company for any reason prior to age 65, the Employee will be entitled to receive the greater of the cash surrender value of a policy of insurance purchased by the Company on the life of the Employee or the amount the Employee would have received had he terminated his employment after age 65, reduced by an amount equal to 5/9ths of one percent times the number of months remaining before the Employee would have reached age 65. Finally, the agreement provides that the Employee will not, during or after his employment with the Company, directly or indirectly, compete with the Company or disclose any confidential information relative to the business of the Company. If the Employee breaches this or any other covenant under the agreement, no further payments are due or payable by the Company to the Employee or his beneficiary and the Company has no further liability under the agreement. The benefits under these agreements have vested for Messrs. Brooks and Fraedrich. The amounts shown under "All Other Compensation" for Messrs. Brooks and Fraedrich include $17,261 and $12,568, respectively for 2001, $6,269 and $4,081, respectively for 2002, and $33,870 for Mr. Brooks for 2003, reflecting the present value of the benefits earned during the year indicated. As a result of Mr. Fraedrich's death on June 14, 2003, his beneficiary will receive $17,250 annually for ten years.

(3) The amounts shown under "All Other Compensation" for Messrs. Brooks and Fraedrich include $15,746 and $12,339, respectively for 2001, and $15,356 and $11,709, respectively for 2002, representing the dollar value of the benefit of premiums paid for a split-dollar life insurance policy reflecting the present value of the economic benefit of the premiums paid by the Company during the fiscal year indicated. The Company has since ceased these premium payments on behalf of Messrs. Brooks and Fraedrich.

(4) The amounts shown under "All Other Compensation" for Messrs. Brooks, Fraedrich, and Sharp include $72,000, $17,157, and $15,123, respectively for 2003, and $11,388, $8,862, and $16,500, respectively for 2002, reflecting life insurance premiums paid by the Company.

(5)      Mr. Fraedrich died on June 14, 2003.

(6) The amount shown under "All Other Compensation" for Mr. McDonald reflects relocation costs paid by the Company to Mr. McDonald in 2002.

(7)      Mr. McDonald joined the Company in June 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides certain information regarding stock options granted during 2003 to each of the executive officers.

                                      INDIVIDUAL GRANTS
                     ----------------------------------------------------    POTENTIAL REALIZABLE VALUE
                                  % OF TOTAL                                   AT ASSUMED ANNUAL RATES
                                    OPTIONS                                  OF STOCK PRICE APPRECIATION
                      OPTIONS      GRANTED TO     EXERCISE                        FOR OPTION TERM(1)
                      GRANTED     EMPLOYEES IN     PRICE       EXPIRATION    ---------------------------
       NAME             (#)       FISCAL YEAR     ($/SHARE)       DATE       0%($)     5%($)      10%($)
-----------------    ---------    ------------    ---------    ----------    -----    -------    -------
Mike Brooks          15,000(2)        7.5%         $  5.24      1/2/2011     $   0    $37,528    $89,886

David Fraedrich      10,000(2)        5.0%         $  5.24      1/2/2011     $   0    $25,019    $59,924

David Sharp          13,000(2)        6.5%         $  5.24      1/2/2011     $   0    $35,524    $77,901

James E. McDonald    10,000(2)        5.0%         $  5.24      1/2/2011     $   0    $25,019    $59,924

------------------

(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price, which increase benefits all shareholders commensurately.

(2)      On January 2, 2003, options to purchase 15,000, 10,000, 13,000, and
         10,000 shares, respectively, of common stock were granted to Messrs. Brooks, Fraedrich, Sharp, and McDonald. All options were granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 25% per year employed after the date of grant, and expire on the eighth anniversary of the date of grant. Because Mr. Fraedrich died on June 14, 2003, the options granted to him on January 2, 2003 will expire without vesting.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table provides certain information regarding the exercise of stock options during 2003, and the number and value of stock options held by the executive officers named in the Summary Compensation Table as of December 31, 2003.

                      SHARES                                                  VALUE OF UNEXERCISED
                     ACQUIRED                  NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS AT
                       ON        VALUE      OPTIONS AT FISCAL YEAR END        FISCAL YEAR END ($)(1)
                     EXERCISE   REALIZED   ----------------------------    ----------------------------
       NAME            (#)        ($)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------   --------   --------   -----------    -------------    -----------    -------------
Mike Brooks           13,000    139,500       87,750          24,250       $ 1,218,748    $     414,863

David Fraedrich(2)        --         --           --              --                --               --

David Sharp           30,000    355,070       23,250          29,750       $   405,313    $     519,228

James E. McDonald     12,500     23,075       15,000          32,500       $   261,825    $     566,525

------------------

(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

(2)      Mr. Fraedrich died on June 14, 2003.

                                 RETIREMENT PLAN

         The Company's Restated Retirement Plan for Non-Union Employees (the "Retirement Plan") is a defined benefit pension plan which is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Employees, excluding leased employees and those employees covered by a collective bargaining agreement, are eligible to participate in the Retirement Plan if they are at least 21 years old and have worked at least 1,000 hours for the Company over a period of one year.

         The Retirement Plan provides for the payment of a monthly retirement benefit commencing at age 65, subject to certain early and late retirement options. The amount of the monthly benefit is determined pursuant to a formula contained in the Retirement Plan which takes the greater of 1.5% of the employee's average monthly compensation, or $12.00, and multiplies it by the employee's number of years of credited service up to a maximum of 35 years. The average monthly compensation is determined for the three consecutive years which gives the participant the highest average. Compensation for this purpose means wages which are subject to federal income tax withholding.

         The following table illustrates the operation of the Retirement Plan by showing various annual retirement benefits payable to participating employees in the compensation and years of service classifications indicated, assuming that participants retire at age 65 and that each participant elects a joint and survivor annuity for the lives of the participant and his or her spouse. There is no reduction of benefits for Social Security retirement income.

                                   YEARS OF SERVICES
               --------------------------------------------------------
REMUNERATION      15          20          25          30          35
------------   --------    --------    --------    --------    --------
  $ 80,000     $ 18,000    $ 24,000    $ 30,000    $ 36,000    $ 42,000
   100,000       22,500      30,000      37,500      45,000      52,500
   125,000       28,125      37,500      46,875      56,250      65,625
   150,000       33,750      45,000      56,250      67,500      78,750
   175,000       39,375      52,500      65,625      78,750      91,875
   200,000*      45,000      60,000      75,000      90,000     105,000

*The maximum pay level recognized at this time is $200,000. This maximum is indexed with the COLA % each year, with $5,000 incremental increases.

         For each of the executive officers named in the Summary Compensation Table, the compensation covered by the Retirement Plan for 2003, was $200,000 for Mr. Brooks, $150,652 for Mr. Fraedrich, $200,000 for Mr. Sharp, and $194,997 for Mr. McDonald. The Code imposes limitations on the amount of annual benefits payable to an individual under the Retirement Plan. This limit for the 2003 Plan Year is $160,000. The estimated years of service for each of the executive officers as of December 31, 2003, was 28.7 years for Mr. Brooks, 32 years for Mr. Fraedrich, 3.5 years for Mr. Sharp, and 2.5 years for Mr. McDonald.

                              EMPLOYMENT AGREEMENTS

         On July 1, 1995, Messrs. Brooks and Fraedrich entered into employment agreements with the Company. Each of these employment agreements provides for a minimum base salary and a covenant not-to-compete. The employment agreements are substantially identical, except with respect to minimum annual base salary, which was $250,000 for Mr. Brooks and $175,000 for Mr. Fraedrich for fiscal 2003. Mr. Fraedrich died on June 14, 2003, and therefore, only the terms of Mr. Brooks' employment agreement are discussed herein.

         Mr. Brooks' employment agreement is "at will" and, therefore, does not have a stated term.

         The covenant not-to-compete contained in Mr. Brooks' employment agreement is for the time of employment, plus a one-year period following termination of employment; provided, that if the his employment is terminated following a change in control (as defined in the employment agreements), the covenant not-to-compete will terminate immediately. If the agreement is terminated as a result of a change in control, or if he resigns after a change in control, he is entitled to receive 2.99 times his average annual compensation, including bonuses and taxable fringe benefits, over the last five taxable years immediately preceding the date of change in control, but in no event will such payments constitute excess parachute payments within the meaning of the Code. Under the employment agreement, a change in control is deemed to have occurred if (i) the Company or 50% or more of its assets or earning power is acquired and less than a majority of the outstanding voting shares of the survivor of such acquisition is owned, immediately after such acquisition, by the owners of the voting shares of the Company outstanding immediately prior to such acquisition, or (ii) there is a change in a majority of the Board of Directors of the Company over any two-year period, which has not been approved in advance by at least two-thirds of the directors of the Company in office at the beginning of the period.

         The following Compensation Committee Report, Performance Graph, and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Stock Option and Compensation Committee (the "Compensation Committee") has the authority and responsibility to determine and administer the Company's officer compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options to executive officers and other key employees under the Company's 1995 Stock Option Plan. The Compensation Committee consists solely of independent directors of the Company. In general, the philosophy of the Compensation Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Company.

         On July 1, 1995, the Company entered into employment contracts, approved by the Company's Board of Directors, with Mr. Brooks and Mr. Fraedrich. The base salaries under the employment contracts are subject to review by the Compensation Committee and may be increased periodically.

         The determination of executive officer base salaries for the fiscal year ended December 31, 2003, including increases to the minimum base salaries fixed by the employment contracts of certain executive officers (see EMPLOYMENT AGREEMENTS above), was based primarily on subjective factors, such as the Compensation Committee's perception of individual performance and the executive officer's contribution to the overall performance of the Company, and not on specific criteria. No specific weight was given to any of these factors because each of these factors was considered significant and the relevance of each varies depending upon an officer's responsibilities. These factors were also taken into account when the Compensation Committee established Mike Brooks' salary at $250,000 for the fiscal year ended December 31, 2003.

         The Company established an executive bonus program for 2003. The bonuses payable under the executive bonus program were based on percentages of a participant's salary. The amount of the percentage bonus depended on the Company's pre-tax and pre-bonus profits. The percentages payable to executive officers ranged from 17% to 92.4%, depending on the officer and the amount of pre-tax profit. Four of the Company's executive officers, including Mike Brooks, were eligible to participate in the executive bonus pool for 2003. The percentages issued under the program were allocated at the beginning of 2003 among these four executive officers based upon the Compensation Committee's subjective perception of each executive officer's contribution to the overall profitability of the Company. Under the formula established by the program, Mr. Brooks was allocated 92.4% of his salary as his bonus for 2003. Under the executive bonus program, $558,800 in bonuses were awarded to executive officers for 2003.

         The purpose of the Company's 1995 Stock Option Plan is to provide long-term incentives to key employees and motivate key employees to improve the Company's performance, and in turn, the performance of the Company's common stock. Stock option awards are considered annually by the Compensation Committee. The value of the stock options awarded is entirely dependent upon the Company's stock performance over a period of time.

         The number of shares of common stock subject to the options granted during 2003 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to the Company's future performance. No specific weight was given to any of these factors. Although information as to the options awarded to each executive officer during previous years was reviewed by the Compensation Committee, the Compensation Committee did not consider the total amount of options held by an officer in determining the size of an option awarded for 2003.

         Options were granted under the 1995 Stock Option Plan by the Company during 2003 to four executive officers, including Mike Brooks, and 38 other key employees. Each stock option awarded during 2003 had an exercise price equal to the fair market value of the underlying common stock of the Company on the date of the grant. The options granted during 2003 vest and become exercisable at the rate of 25% per year if the option holder remains employed at the time of vesting and terminate eight years from the date of grant. All options granted during 2003 to employees are subject to certain forfeiture restrictions in the 1995 Stock Option Plan. Mike Brooks received 15,000 option shares, 7.5% of all option shares granted to employees during 2003.

         The Budget Reconciliation Act of 1993 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

                                       STOCK OPTION AND COMPENSATION COMMITTEE

                                             James L. Stewart, Chairman
                                             Leonard L. Brown
                                             Robert D. Rockey

                                PERFORMANCE GRAPH

         The following Performance Graph compares the performance of the Company with the NASDAQ Stock Market Composite Index and the Standard & Poor's Footwear Index, which is a published industry index. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on December 31, 1998, in the common stock of the Company, and in the NASDAQ Stock Market Composite Index and the Standard & Poor's Footwear Index and that all dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
    AMONG ROCKY SHOES & BOOTS, INC., THE NASDAQ STOCK MARKET COMPOSITE INDEX
                           AND THE S&P FOOTWEAR INDEX

                               [PERFORMANCE GRAPH]

                     NASDAQ Composite    S&P Footwear     RCKY
                     ----------------    ------------    ------
December 31, 1998         100.0              100.0        100.0
December 31, 1999         185.6              117.6        129.8
December 31, 2000         112.7              140.9         66.0
December 31, 2001          89.0              141.4         98.2
December 31, 2002          60.9              116.06        89.2
December 31, 2003          91.4              175.63       381.1

*$100 invested on December 31, 1998 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         GENERAL. In accordance with the Audit Committee Charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During the 2003 fiscal year, the Audit Committee met nine times.

         REVIEW AND DISCUSSION WITH INDEPENDENT ACCOUNTANTS AND AUDITORS. In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between Deloitte & Touche LLP and the Company that might bear on Deloitte & Touche LLP's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Deloitte & Touche LLP any relationships that may impact Deloitte & Touche LLP's objectivity and independence, and satisfied itself as to Deloitte & Touche LLP's independence. The Audit Committee also discussed with management and Deloitte & Touche LLP the quality and adequacy of the Company's internal controls. In addition, the Audit Committee reviewed and discussed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of Deloitte & Touche LLP's examination of the consolidated financial statements.

         REVIEW WITH MANAGEMENT. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2003 with management. Management has the responsibility for the preparation of the Company's consolidated financial statements, and Deloitte & Touche LLP has the responsibility for the examination of those statements.

         AUDIT FEES. The aggregate fees billed for professional services rendered by Deloitte & Touche LLP, the member firm of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche LLP," which includes Deloitte Consulting), for the audits of the Company's annual consolidated financial statements, including those for its subsidiary, Lifestyle Footwear, Inc., for the 2003 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were $326,000 (including direct engagement expenses). The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audits of the Company's annual consolidated financial statements, including those for its subsidiary, Lifestyle Footwear, Inc., for the 2002 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were $289,490 (including direct engagement expenses).

         AUDIT-RELATED FEES. The aggregate fees billed by Deloitte & Touche LLP for audit-related services rendered for the Company for the 2003 fiscal year were $36,245. The aggregate fees billed by Deloitte & Touche LLP for audit-related services rendered for the Company and its subsidiaries for the 2002 fiscal year were $16,500. Audit-related fees generally included fees for accounting consultation services related primarily to the accounting treatment and the review of the pro forma financial statements included in a Form 8-K for the acquisition of certain assets of Gates-Mills, Inc. in April 2003 and other related matters.

         TAX FEES. The aggregate fees billed by Deloitte & Touche LLP for tax-related services rendered for the Company for the 2003 fiscal year were $110,640. The aggregate fees billed by Deloitte & Touche LLP for tax-related services rendered for the Company and its subsidiaries for the 2002 fiscal year were $136,041. The tax-related services were all in the nature of tax compliance and tax planning.

         ALL OTHER FEES. There were no fees billed for services rendered to the Company by Deloitte & Touche LLP, other than the audit services, audit-related services, and tax services, for either the 2003 or 2002 fiscal year.

         PRE-APPROVAL POLICY. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

         CONCLUSION. Based on the reviews and discussions with management and Deloitte & Touche LLP noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to be filed with the Securities and Exchange Commission. The Audit Committee also determined that the provision of services other than services described under "Audit Fees" was compatible with maintaining Deloitte & Touche LLP's independence.

                                 AUDIT COMMITTEE

                                     Glenn E. Corlett, Chairman
                                     Leonard L. Brown
                                     Curtis A. Loveland

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION / RELATED PARTY
                                  TRANSACTIONS

         During 2003, the members of the Stock Option and Compensation Committee were Messrs. Stewart (Chairman), Brown and Rockey. None of these members was an executive officer or employee of the Company or its subsidiaries during or prior to his service as a member of the Stock Option and Compensation Committee. Certain other directors, executive officers, and principal shareholders of the Company, or members of their immediate families, have participated in transactions with, or have had certain business relationships with, the Company during 2003.

         The Company leases its 41,000 square foot manufacturing facility in Nelsonville, Ohio, from the William Brooks Real Estate Company, an Ohio corporation, 20% of which is owned by Mike Brooks. The lease expires in February 2005 and is renewable for one-year terms. The lease provides for rent at the rate of $5,000 per month with a four percent increase upon each renewal for a one-year term. The Company believes, based on its knowledge of comparable properties, that this lease was made on terms no less favorable to the Company or its affiliates than it could have obtained from unrelated parties.

         Mr. Loveland, a director of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur LLP, which provides legal services to the Company.

         The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

             APPROVAL AND ADOPTION OF THE 2004 STOCK INCENTIVE PLAN

         At the Annual Meeting there will be submitted to shareholders a proposal to approve and adopt the Rocky Shoes & Boots, Inc. 2004 Stock Incentive Plan (the "Incentive Plan"). The Board of Directors has unanimously approved the adoption of the Incentive Plan. This summary of the principal features of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, which is attached hereto as Appendix B and incorporated herein by reference. A vote in favor of adopting the Incentive Plan will constitute approval of all terms of the Incentive Plan.

PURPOSE

         The Board of Directors believes that providing selected persons with an opportunity to invest in the Company will give them additional incentive to increase their efforts on the Company's behalf and will enable the Company to attract and retain the best available associates, officers, directors, consultants and advisers.

GENERAL

         The Incentive Plan permits the granting of stock options and restricted stock awards to eligible participants. The total number of shares of the Company's common stock available for stock options and restricted stock awards to be granted under the Incentive Plan is 750,000 shares. The stock options may be either Incentive Options or Non-Statutory Options.

         The aggregate number of shares of our common stock for which awards may be granted under the Incentive Plan may include:

         -        authorized and unissued shares;

         - shares purchased on the open market or in a private transaction; or

         -        shares held as treasury stock.

The market value of the 750,000 shares of our common stock to be subject to the Incentive Plan was approximately $17,092,500 at March 15, 2004.

ADMINISTRATION OF THE INCENTIVE PLAN

         The Incentive Plan is administered by the Board of Directors, which may, and has, delegated all of its powers under the Incentive Plan, except with respect to the granting of Non-Statutory options to directors, to the Stock Option and Compensation Committee, which is authorized to determine:

         - to whom and at what time the stock options and restricted stock awards may be granted;

         - the designation of an option as either an Incentive Option or Non-Statutory Option;

         -        the per share exercise price of an option;

         -        the duration of each option;

         - the number of shares subject to each option or restricted stock award and any restrictions on such shares;

         - the possible performance objectives which will affect restricted stock awards;

         - the rate and manner of exercise of options and the vesting of restricted stock awards; and

         -        the timing and form of payment.

NUMBER OF AUTHORIZED SHARES

         The total number of shares available for issuance under the Incentive Plan is 750,000 shares of common stock. The maximum number of shares that may be granted to an individual under the Incentive Plan during the term of the Incentive Plan is 375,000 shares. The number and class of shares available under the Incentive Plan and subject to outstanding options or restricted stock awards may be adjusted by the Stock Option and Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of common stock attributable to unexercised options which expire or are terminated, or unvested restricted stock awards which are terminated, may be available for reissuance under the Incentive Plan.

ELIGIBILITY AND PARTICIPATION

         Eligibility to participate in the Incentive Plan extends to the management, key employees, directors and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, or controlled by, or under common control with the Company). The estimated number of eligible participants is approximately 35 persons. The actual number of individuals who will receive options or restricted stock awards under the Incentive Plan cannot be determined because eligibility for participation in the Incentive Plan is at the discretion of the Stock Option and Compensation Committee. No participant may be granted options or restricted stock awards covering more than 375,000 shares under the Incentive Plan.

RESTRICTED STOCK AWARDS

         Restricted stock awards are shares of the Company's common stock which vest in accordance with terms established by the Stock Option and Compensation Committee in its discretion. For example, the Stock Option and Compensation Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities.

EXERCISE PRICE OF STOCK OPTIONS

         Incentive Options may not have an exercise price less than the fair market value of the Company's common stock on the date of grant. Non-Statutory Options may have an exercise price less than the fair market value of the underlying common stock on the date of grant; however, in practice the Stock Option and Compensation Committee has generally granted Non-Statutory Options at the fair market value of our common stock on the date of grant.

VESTING OF STOCK OPTIONS

         The Stock Option and Compensation Committee may determine at the time of grant and thereafter the terms under which options shall vest and become exercisable. Options not exercisable as of the date of a change in control, as defined, of the Company will become exercisable immediately as of such date. A change in control of the Company shall be deemed to have occurred as of the first day that either of the following has occurred:

         - a person becomes the beneficial owner, directly or indirectly, of securities representing a majority of the combined voting power of the Company's then outstanding securities, unless such a transaction is approved by at least two-thirds of the Board of Directors; or

         - during any period of two consecutive years, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

SPECIAL LIMITATIONS ON INCENTIVE OPTIONS

         No Incentive Options may be granted to an associate who owns or is deemed to own under the Code, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries, unless the exercise price per share of common stock for the shares subject to such Incentive Options is at least 110% of the fair market value per share of common stock on the date of grant and such Incentive Options are not exercisable on or after five years from its date of grant. In addition, the total fair market value of shares of common stock subject to Incentive Options which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the Incentive Options' grant. Incentive Options may not be exercised on or after ten years from the date of grant and are subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. None of these restrictions applies to the grant of Non-Statutory Options, which may have an exercise price less than the fair market value of the underlying common stock on the date of grant, may have a total fair market value of shares subject thereto which are valued in excess of $100,000 in any given calendar year, and may be exercisable for an indeterminate period of time.

EXERCISE OF OPTIONS

         An option may be exercised by written notice to the Company's chief financial officer or other officer designated by the Stock Option and Compensation Committee. The exercise price of an option may be paid in cash or, with the consent of the Stock Option and Compensation Committee:

         - by delivery of previously acquired shares of common stock that have been held for at least six months, valued at their fair market value on the date they are tendered;

         - by delivery of a full recourse promissory note for the portion of the exercise price in excess of the par value of the shares subject to the option, the terms and conditions of which will be determined by the Stock Option and Compensation Committee, and in cash for the par value of the shares;

         -        by any combination of the foregoing methods; or

         - by delivery of written instructions to forward the notice of exercise to a broker or dealer and to deliver to a specified account a certificate for the shares purchased upon exercise of the option and a copy of irrevocable instructions to the broker or dealer to deliver the purchase price of the shares to the Company.

TRANSFERABILITY

         Shares of restricted stock may not be transferred until the end of the period of restriction. An option may not be transferred except by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee or by the optionee's guardian or legal representative. Notwithstanding the foregoing, an optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if (a) the stock option agreement with respect to such Non-Statutory Option is approved by Stock Option and Compensation Committee expressly so provides and (b) the optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

EXPIRATION OF OPTIONS

         Options will expire at such time as the Stock Option and Compensation Committee determines at the date of grant; provided, however, that no Incentive Options may be exercised on or after ten years from the date of grant, unless Incentive Options are held by a 10% shareholder, in which case such Incentive Options may not be exercised on or after five years from the date of grant.

TERMINATION OF OPTIONS

         Any option granted under the Incentive Plan will, subject to earlier termination by its terms, terminate automatically if not exercised:

         - within 90 days after the optionee's termination of employment with the Company (other than by reason of death, disability, retirement, or for cause);

         - within one year after the employee's death or termination of employment by the Company by reason of disability, as defined in the Incentive Plan; and

         - prior to termination by the Company for cause, as defined in the Incentive Plan.

TERM OF INCENTIVE PLAN

         The Incentive Plan will terminate on the tenth anniversary of the effective date of the Incentive Plan, unless earlier terminated by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

         The Incentive Plan permits the grant of Incentive Options as well as Non-Statutory Options and restricted stock awards. Generally, no income is recognized when either type of option or restricted stock is granted to the participant, but the subsequent tax treatment differs widely.

         Non-Statutory Options. Upon the exercise of a Non-Statutory Option, the excess of the fair market value of the shares on the date of exercise over the exercise price is ordinary compensation income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, respectively, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         Incentive Options. Generally, no ordinary taxable income is recognized upon the exercise of Incentive Options. The tax basis of the shares acquired will be the exercise price. To receive this favorable treatment, shares acquired pursuant to the exercise of Incentive Options may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date. If the shares are disposed of before the end of these holding periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the exercise price or the difference between the sale price and the exercise price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the holding periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a capital gain or loss, respectively.

         Exercise with Previously-Owned Shares. All options granted under the Incentive Plan may be exercised with payment either in cash or, if authorized in advance by the Stock Option and Compensation Committee, in previously-owned shares of our common stock at their then fair market value (provided such shares have been held for at least 6 months), or in a combination of both. When previously-owned shares are used to purchase new shares upon the exercise of Incentive Options or Non-Statutory Options, no gain or loss is recognized by the option holder if the total value of the old shares surrendered is not more than the total value of all of the new shares received. If, as would almost always be the case, the value of the new shares exceeds the value of the old shares, the excess amount is not regular taxable income to the option holder, if the option exercised is an Incentive Option and the holding periods discussed above are met for the old shares at the time of exercise. The new shares would also be subject to the holding periods discussed above. On the other hand, if the option exercised is a Non-Statutory Option, the excess amount is taxable as ordinary income.

         Cashless Exercise of an Option. Under certain circumstances, a shareholder also may exercise his or her stock option granted under the Incentive Plan by employing a broker to provide the Company with the exercise price (a "Cashless Exercise"). Undertaking a Cashless Exercise in conjunction with the exercise of an Incentive Option results in a disposition of those shares before the end of the holding period and causes the shareholder to recognize ordinary income for those shares acquired by exercise of Incentive Options that are sold to effect the Cashless Exercise.

         Restricted Stock. In general, a participant who receives restricted stock will not recognize taxable income upon receipt, but instead will recognize ordinary income when any applicable restrictions lapse. Alternatively, a participant may elect under Section 83(b) of the Code to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

         The Company Deduction. No tax deduction is available to the Company in connection with the exercise of Incentive Options if the holding periods discussed above are met. The Company, however, is entitled to a tax deduction in connection with the exercise of Incentive Options if the holding periods discussed above are not met, in an amount equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a Non-Statutory Stock Option equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a restricted stock award in the same amount and at the same time that the participant recognizes ordinary income.

         Section 162(m). Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to certain "covered officers," as defined in Section 162(m). The general rule is that compensation paid to any covered officer will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as performance-based compensation under Section 162(m). When Section 162(m) is applicable, the Stock Option and Compensation Committee will work to structure awards to achieve maximum deductibility absent other overriding strategic objectives.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

         The table below sets forth additional information as of December 31, 2003, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                                 NUMBER OF SECURITIES
                                                                                               REMAINING AVAILABLE FOR
                                    NUMBER OF SECURITIES TO                                     ISSUANCE UNDER EQUITY
                                    BE ISSUED UPON EXERCISE     WEIGHTED-AVERAGE EXERCISE         COMPENSATION PLANS
                                    OF OUTSTANDING OPTIONS,        PRICE OF OUTSTANDING         (EXCLUDING SECURITIES
                                      WARRANTS AND RIGHTS      OPTIONS, WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
                                              (a)                          (b)                           (c)
                                    -----------------------    ----------------------------    ------------------------
Equity compensation plans
approved by security holders (1)            851,500                       $6.63                         88,630

Equity compensation plans not
approved by security holders                     --                          --                             --
                                            -------                       -----                        -------

Total                                       851,500                       $6.63                         88,630
                                            =======                       =====                        =======

------------------

(1) Equity compensation plans approved by stockholders include the 1992 Stock Option Plan and the Second Amended and Restated 1995 Stock Option Plan.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP served as the independent accountants for the Company for the 2003 fiscal year and throughout the periods covered by the consolidated financial statements. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting in order to respond to questions from shareholders, and they will have the opportunity to make a statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2003, except that Mr. McDonald made one late Form 4 filing.

                PROPOSALS BY SHAREHOLDERS FOR 2005 ANNUAL MEETING

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2005 must be received by the Company (addressed to the attention of the Secretary) on or before December 3, 2004. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2005 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 16, 2005. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Ohio.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of the shareholders arise, the proxy in the enclosed form confers upon the persons designated to vote the shares discretionary authority to vote with respect to such matter in accordance with their best judgment.

         The Company's Annual Report to Shareholders for the fiscal year ending December 31, 2003, including financial statements, was furnished to shareholders concurrently with the mailing of this proxy material.

                                    By order of the Board of Directors,

                                    Curtis A. Loveland
                                    Secretary

                            ROCKY SHOES & BOOTS, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                           As amended on March 4, 2004
                       To be effective as of May 11, 2004

PURPOSE

         The purpose of the Audit Committee (the "Committee") of the Board of Directors of Rocky Shoes & Boots, Inc. (the "Company") is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company.

RESPONSIBILITIES

         In its capacity as a committee of the Board, the Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

         The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") that are approved by the Audit Committee prior to completion of the audit.

         The Committee is also appointed by the Board to assist the Board in, among other things:

         1. monitoring the integrity of the financial statements of the Company;

         2. requiring that the independent auditor submits on a periodic basis, but at least annually, to the Committee a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditor;

         3.       establishing procedures for:

                  a. the receipt, retention, and treatment of complaints by the listed issuer regarding accounting, internal accounting controls, or auditing matters, and

                  b. the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;

         4. making such reports as are required by the Securities and Exchange Commission (the "SEC");

         5.       reviewing and approving all related party transactions; and

         6. reviewing and assessing the adequacy of this charter, at least annually.

COMPOSITION

         The Audit Committee shall consist of at least three Directors, each of whom must:

         1.       be independent under Rule 4200(a)(15);

         2. meet the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the Rule 10A-3(b)(1) promulgated thereunder;

         3. not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and

         4. be able to read and understand financial statements, including a company's balance sheet, income statement, and cash flow statement.

         The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are appointed and qualified. Committee members may be replaced by the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one member must be a financial expert as defined by Regulation S-K, Item 401(h)(2).

         The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

MEETINGS

         The Committee shall meet four times per year or more frequently as circumstances require. The Committee may require any officer or employee of the Company or the Company's inside or outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall keep written minutes of its meetings (which may, if needed to protect privilege, be confidential), and make regular reports to the Board. The Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

AUTHORITY

         The Committee shall have all authority necessary to carry out its responsibilities, function, and processes under this charter. The Committee shall also have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

         The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

         1. compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         2. compensation to any advisers employed by the Committee pursuant to authority granted by this charter; and

         3. ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PROCESSES AND FUNCTIONS

         In fulfilling its responsibilities and in the exercise of its authority, the Committee shall also:

         QUARTERLY

         1. Review with management and the independent auditor the financial statement review completed by the independent auditor prior to the release of quarterly earnings.

         2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the SEC, including issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

         3. Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         4. Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and/or Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control.

         ANNUALLY

         1. Review and discuss the Company's annual audited financial statements with management and the independent auditor, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and approve or recommend to the Board for approval whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

         2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended ("SAS 61"), relating to the conduct of the audit.

         4. Review and discuss reports from the independent auditors submitted to the Committee under Section 10A(k) of the Exchange Act, which reports shall include:

                  a. all critical accounting policies and practices to be used;

                  b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

                  c. other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

         5. Prepare and review the Audit Committee Report, for inclusion in the Company's annual proxy statement. The Audit Committee Report shall state whether the Audit Committee has:

                  a. reviewed and discussed the audited consolidated financial statements with management;

                  b. discussed with the independent auditor the matters required to be discussed by SAS 61, as amended;

                  c. received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor; and

                  d. recommended to the Board of Directors, based on the Committee's review and discussion of items a. through
                           c. above, that the Company's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

         6. Provide the Board with such individual information and assurances as are reasonably necessary to assure that each member is an independent director.

         7. Review with the Company's inside general counsel (if applicable) and principal outside counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         8. Meet with the independent auditor and management of the Company prior to the conduct of the annual financial statement audit to review the planning and staffing of the audit.

         9. Review with the outside auditor any problems or difficulties the auditor may have encountered during the course of the audit. Such review should include:

                  a. any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

                  b. any changes required in the planned scope of any audit; and

                  c. an assessment of the accounting function, including the internal audit department, if one exists, and its and their responsibilities, budget and staffing.

         10. Review any management letter provided by the outside auditor, and the Company's response to that letter.

         11. Establish policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

         12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         13. Obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

         14. Review such other matters in relation to the financial affairs of the Company and its internal and external audits as the Board of Directors or the Committee considers appropriate.

         15. Meet at least annually with the chief financial officer, any senior internal auditing executive, and the outside auditor in separate executive sessions.

         16. Review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

         While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                            ROCKY SHOES & BOOTS, INC.
                            2004 STOCK INCENTIVE PLAN

         1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), and any current or future Parent or Subsidiary thereof (the "Company Group") by the granting of stock options (the "Options") and restricted stock (the "Restricted Stock") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the "Code"), or options which do not meet such requirements ("Non-Statutory Options").

         2. EFFECTIVE DATE. The Plan will become effective on May 11, 2004, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present, in person or by proxy, and entitled to vote at the 2004 Annual Meeting of Shareholders (the "Effective Date").

         3.       ADMINISTRATION.

                  (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") which consists of not fewer than two members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder.

                  (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with the Plan or the Awards granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.

                  (c)      Notwithstanding any contrary provisions of this
Section 3, the Board shall have full and sole authority and discretion with respect to the grant of Non-Statutory Options to non-employee directors of the Company. The Board shall also have all of the authority and discretion otherwise granted to the Committee with respect to the administration of any Non-Statutory Options granted to non-employee directors.

                  (d) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

         4.       ELIGIBILITY.

                  (a) The Committee may grant Options, Restricted Stock, and Tax Offset Payments, as defined in paragraph 13, (each, individually, an "Award") to such Key Employees of (or, in the case of Non-Statutory Options and Restricted Stock only, to directors who are not employees of and to consultants and advisers who render services to) the Company or the Company Group as the Committee may select from time to time (the "Participants"). The Committee may grant more than one Award to an individual under the Plan.

                  (b) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary; provided, however, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the Fair Market Value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This paragraph 4(b) has no application to Options granted under the Plan as Non-Statutory Options.

                  (c) The aggregate Fair Market Value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or the Company Group may not exceed $100,000. If an ISO which exceeds the $100,000 limitation of this paragraph 4(c) is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Non-Statutory Option pursuant to Section 422(d) of the Code. Except as otherwise provided in the preceding sentence, this paragraph 4(c) has no application to Options granted under the Plan as Non-Statutory Options.

         5. STOCK SUBJECT TO PLAN. The shares subject to Options and Restricted Stock grants under the Plan are the shares of common stock, no par value, of the Company (the "Shares"). The Shares issued under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares which may be granted or awarded under the Plan may not exceed 750,000 shares, subject to adjustment in accordance with the terms of paragraph 14 of the Plan. The maximum number of Shares for which Awards may be granted under the Plan during the term of the Plan to any one individual may not exceed 375,000 shares subject to adjustment in accordance with the terms of paragraph 14 of the Plan. The unpurchased Shares subject to terminated or expired Options, and Restricted Stock for which restrictions have not lapsed, may be offered again under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options or Restricted Stock Agreements will be general funds of the Company.

         6.       RESTRICTED STOCK

                  (a) Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Key Employees, consultants, and directors in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Key Employee, consultant, or director.

                  (b) Each award of Restricted Stock shall be evidenced in writing by a restricted stock agreement ("Restricted Stock Agreement") that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed. Any action under paragraph 14 may be reflected in an amendment to, or restatement of, such Restricted Stock Agreement.

                  (c) Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

                  (d) The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6(d). For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

                  (e) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse and may remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, a grantee of Restricted Stock shall be entitled to have any legend or legends imposed under Section 6(d) hereof removed from his or her Share certificate, and the Shares shall be freely transferable by such grantee.

                  (f) During the Period of Restriction, participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Restricted Stock Agreement.

                  (g) During the Period of Restriction, participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Restricted Stock Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

                  (h) On the date set forth in the Restricted Stock Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                  (i) At the time of the grant of Restricted Stock to a Key Employee, and prior to the beginning of the performance period to which the performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. These factors shall have a minimum performance standard below which, and a maximum performance standard, above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and programs towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

         7.       GRANT OF OPTIONS.

                  (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or Non-Statutory Options. All Options granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced in writing by a stock option agreement ("Stock Option Agreement") in such form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under paragraph 14 may be reflected in an amendment to, or restatement of, such Stock Option Agreement.

                  (b) The Committee may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

         8.       OPTION PRICE.

                  (a) The Committee will determine the option price per Share (the "Option Price") of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each ISO granted under the Plan may not be less than the Fair Market Value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the Fair Market Value will be determined in accordance with paragraph 27(c) and without regard to any restrictions other than a restriction which, by its terms, will never lapse.

                  (b) If the Committee grants any Non-Statutory Options to a Key Employee with an Option Price less than the Fair Market Value of a Share on the date of grant of such Option, at the time of the grant of the Non-Statutory Options, and prior to the beginning of the performance period to which the performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. These factors shall have a minimum performance standard below which, and a maximum performance standard, above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and programs towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

         9. OPTION PERIOD. The Committee will determine the period during which each Option may be exercised (the "Option Period"); provided, however, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant.

         10. NONTRANSFERABILITY OF OPTIONS. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative. Notwithstanding the foregoing, an Optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if
(a) the stock option agreement with respect to such Non-Statutory Option as approved by the Committee expressly so provides and (b) the Optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

         11.      EXERCISE OF OPTIONS.

                  (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee's employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(b); (ii) if the Optionee's employment is terminated other than as a result of disability or death or For Cause, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(a); (iii) if a merger or similar reorganization or sale of substantially all of the Company's assets occurs, all outstanding Options will be exercisable to the extent and for the period specified in paragraph 14(b) or paragraph 14(c), whichever paragraph applies; and (iv) if a Change in Control occurs, all outstanding Options will be exercisable for the period specified in paragraph 14(d).

                  (b) An Option may be exercised only upon delivery of a written notice to the Committee, any member of the Committee, or any officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

                  (c) Within five business days following the date of exercise of an Option, the Optionee or other person exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at Fair Market Value, as determined by the Committee, as of such date of tender); (ii) with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee; (iii) any combination of the foregoing; or (iv) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                           (A)      written instructions to forward a copy of
such notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act ("Broker"), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                           (B)      a copy of irrevocable instructions to the
Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under paragraph 19 of the Plan.

                  (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under paragraph 19.

         12.      TERMINATION OF EMPLOYMENT.

                  (a) Upon termination of an Optionee's employment with the Company or the Company Group, other than (i) termination of employment by reason of death or Disability, or (ii) termination of employment For Cause, the Optionee will have 90 days after the date of termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him or her to the extent the same were exercisable on the date of termination; provided, however, if such termination is a result of the Optionee's retirement with the consent of the Company, such Option shall then be exercisable to the extent of 100% of the Shares subject thereto. The Committee will determine in each case whether a termination of employment is a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence is a termination of employment. The Committee may cancel an Option during the 90-day period after termination of employment referred to in this paragraph if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company.

                  (b) Upon termination of employment by reason of death or Disability, the Optionee's personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have one year after the date of such termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by Optionee to the extent the same were exercisable on the date of termination; provided, however, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.

                  (c) Upon termination of employment For Cause, all Options held by such Optionee will terminate effective on the date of termination of employment.

         13. TAX OFFSET PAYMENTS. The Committee has the authority and discretion under the Plan to make cash grants to Participants to offset a portion of the taxes which may become payable as a result of participation in this Plan ("Tax Offset Payments"). The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by a Participant upon (a) the exercise of a Non-Statutory Option, (b) the disposition of shares received upon exercise of an ISO, or (c) the lapse of restrictions of Restricted Shares. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Participants in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise.

         14.      STOCK SPLITS; MERGERS; REORGANIZATIONS; CHANGE IN CONTROL.

                  (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Awards may be granted under this Plan, the number of Shares subject to outstanding Options and Restricted Stock Awards and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Awards, the provisions of the Plan, the Restricted Stock Agreements and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

                  (b) In the event of a change of the Company's common stock, no par value, resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan, the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof, and the number and kind of Shares of Restricted Stock will be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

                  (c) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive (other than a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control), or a sale of all or substantially all of the assets of the Company, will cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder on terms reasonably acceptable to the Board; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board, in its sole discretion, may provide that some or all of the unexercised portion of any one or more of the outstanding Options will be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines. If the Board makes an Option fully exercisable under this paragraph 14(c), the Board will notify the Optionee that the Option will be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

                  (d) If a Change in Control occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.

         15. SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to section 12 of the 1934 Act, any Section 16 Person shall not sell or otherwise dispose of the Shares subject to an Option unless at least six months have elapsed from the date of the grant of the Option.

         16. RIGHTS AS SHAREHOLDER. An Optionee has no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

         17. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option, Restricted Stock Agreement or Stock Option Agreement confers on any Participant any right to continue in the employment or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Participant's employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any

Parent or Subsidiary of the Company and the Participant. Options and/or Restricted Stock granted under the Plan will not be affected by any change of duties or position as long as the Participant continues to be employed by the Company or any Parent or Subsidiary of the Company, unless otherwise provided in the Restricted Stock Agreement or Stock Option Agreement.

         18. AGREEMENTS AND REPRESENTATIONS OF PARTICIPANTS. As a condition to the exercise of an Option or the issuance of Restricted Stock, the Committee, in its sole determination, may require the Participant to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

         19. WITHHOLDING TAXES. The Company shall have the right to require Participants or their beneficiaries or legal representatives to remit to the Company, by deduction from salary, wages or otherwise, an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. The Committee may, in its discretion, permit a Participant to satisfy his or her tax withholding obligation by (a) surrendering shares owed by the Participant or (b) having the Company withhold from shares otherwise deliverable to the Participant. Shares surrendered or otherwise withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.

         20. EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.

         21. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant of Restricted Stock under the Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act or under state or other law. Restricted Stock may not be released from escrow pursuant to Section 6(b) hereof prior to (i) the date upon which the Company has registered the Shares representing such Restricted Stock award under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the Restricted Stock may be released from escrow free of restriction without registering the Shares representing such Restricted Stock under the 1933 Act or under state or other law.

         22. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company.

         23. EXPENSES. The Company will bear all expenses and costs in connection with administration of the Plan.

         24. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the shareholders of the Company; provided, however, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the shareholders of the Company under the Code, the regulations promulgated thereunder or the rules promulgated under section 16 of the 1934 Act will be subject to approval by the shareholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option.

         25. TERM OF PLAN. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan's adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan, except as they may lapse or terminate by their own terms and conditions. Termination of the Plan will also not affect the rights of Participants that have been granted Restricted Stock Awards prior to termination of the Plan. The terms of the Plan shall, notwithstanding such termination, continue to apply to Restricted Stock Awards granted prior to such termination.

         26. LIMITATION OF LIABILITY. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Restricted Stock Agreement or Stock Option Agreement, and no term or provision of this Plan or of any Restricted Stock Agreement or Stock Option Agreement will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Restricted Stock Agreement or Stock Option Agreement.

         27.      DEFINITIONS.

                  (a) Change In Control. A "Change in Control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two-thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

                  (b) Disability. The term "Disability" means a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders the Optionee incapable of continuing the Optionee's usual and customary employment or service with the Company or the Company Group.

                  (c) Fair Market Value. If the Shares are publicly traded, the term "Fair Market Value" as used in this Plan means (i) the closing price quoted in the Nasdaq National Market, if the shares are so quoted, (ii) the last quote reported by Nasdaq for small-cap issues, if the shares are so quoted,
(iii) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the Fair Market Value will be determined in accordance with procedures established in good faith by the Committee and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

                  (d) Key Employees. The term "Key Employees" means those executive, administrative, operational and managerial employees of the Company Group who are determined by the Committee to be eligible for Options under the Plan.

                  (e) Optionee. The term "Optionee" means any person who receives an Option under the Plan.

                  (f) Parent and Subsidiary. The terms "Parent" and "Subsidiary" as used in the Plan have the respective meanings set forth in sections 424(e) and (f) of the Code.

                  (g) Period of Restriction. The term "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

                  (h) Section 16 Person. The term "Section 16 Person" means a person who, with respect to the Shares, is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934, as amended.

                  (i) Termination For Cause. Termination of Employment "For Cause" means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the Optionee may have with the Company or its Parent or Subsidiary (following 30 days' written notice from the Company specifying the violation and the employee's failure to cure such violation within such 30-day period) or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

--------------------------------------------------------------------------------
ROCKY SHOES AND BOOTS

                                        |_| Mark this box with an X if you have
                                        made changes to your name or address
                                        details above.
--------------------------------------------------------------------------------

Annual Meeting Proxy Card

A       ELECTION OF CLASS II DIRECTORS
1.  The Board of Directors recommends a vote FOR the listed nominees.

                                            For    Withhold
        01.    Michael L. Finn              [ ]      [ ]
        02.    G. Courtney Haning           [ ]      [ ]
        03.    Curtis A. Loveland           [ ]      [ ]

B       ISSUES
The Board of Directors recommends a vote FOR the following proposal

                                                   For    Against  Abstain
2.  TO APPROVE AND ADOPT the
     Company's 2004 Stock Incentive Plan           [ ]     [ ]       [ ]


3.  TO TRANSACT such other business as may
     properly come before the meeting and any adjournment thereof.


C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Signature(s) shall agree with the name(s) printed on this proxy. If shares in registered in two names, both shareholders should sign this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give you full title as such. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Signature 1  Please keep signature within the box


Signature 2  Please keep signature within the box


Date (mm/dd/yyyy)

PROXY - ROCKY SHOES & BOOTS, INC.
39 EAST CANAL STREET, NELSONVILLE, OHIO 45764

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS  -  MAY 11, 2004


The undersigned hereby appoints MIKE BROOKS, DAVID SHARP, AND CURTIS A. LOVELAND, or any one of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual meeting of Shareholders of said corporation to be held on May 112, 2004, 4:00 p.m., local time, at Stuarts Opera House, 34 Public Square, Nelsonville, Ohio 45764, and at any adjournment thereof, with all of the powers I would have if personally present, for the purposes as stated on the reverse.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, thereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, DATED APRIL 6, 2004, THE PROXY STATEMENT AND THE ANNUAL REPORT OF THE COMPANY FURNISHED HEREWITH. ANY PROXY HERETOFORE GIVEN TO VOTE SAID SHARES IS HEREBY REVOKED.

Please sign and date this proxy on the reverse side and return it in the enclosed envelope.